                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     OCTOBER 1, 2004
                                                 -------------------------------

                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                1-13926                  76-0321760
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 492-5300
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

         Diamond Offshore Drilling, Inc. (the "Company") has filed as Exhibits
10.1 and 10.2, respectively, to this Report the form of the Company's Stock Option Certificates for stock option grants awarded to (i) the Company's executive officers, other employees and consultants; and (ii) non-employee directors, pursuant to the Amended and Restated Diamond Offshore Drilling, Inc. 2000 Stock Option Plan.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit number    Description
--------------    -----------
10.1              Form of Stock Option Certificate for grants to executive
                  officers, other employees and consultants pursuant to the
                  Amended and Restated Diamond Offshore Drilling, Inc. 2000
                  Stock Option Plan

10.2 Form of Stock Option Certificate for grants to non-employee directors pursuant to the Amended and Restated Diamond
                  Offshore Drilling, Inc. 2000 Stock Option Plan


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIAMOND OFFSHORE DRILLING, INC.


                                         By: /s/ William C. Long
                                             -----------------------------------
                                             William C. Long
                                             Vice President, General Counsel and
                                             Secretary
Dated: October 1, 2004


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                                  EXHIBIT INDEX

Exhibit number    Description
--------------    -----------
10.1              Form of Stock Option Certificate for grants to executive
                  officers, other employees and consultants pursuant to the
                  Amended and Restated Diamond Offshore Drilling, Inc. 2000
                  Stock Option Plan

10.2 Form of Stock Option Certificate for grants to non-employee directors pursuant to the Amended and Restated Diamond
                  Offshore Drilling, Inc. 2000 Stock Option Plan